Entergy
First Quarter 2005
Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Leo Denault
Executive Vice President and Chief Financial Officer

April 25, 2005

Entergy

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation and weather.

This presentation includes non-GAAP measures of operational earnings when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. This reconciliation is found on slides 10-11. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

1st Quarter As-Reported and Operational Earnings Comparison


Earnings Per Share
1Q04 vs. 1Q05
$0.88
$0.81*
$0.79
$0.79
$0.29
$0.55
$0.04
$0.29
$0.55
($0.03)
$0.36
$0.42
$0.01
$0.36
$0.42
$0.01
1Q04 As-Reported
1Q04 Operational
1Q05 As-Reported
1Q05 Operational
Nuclear
Utility, Parent & Other
ECS

Special Items	
Entergy-Koch Trading	**$0.03**
Gulf South Pipeline	**$0.04**
Total	**$0.07**

Special Items

None

* Operational earnings for first quarter 2004 were originally reported as $0.88 per share. Following the sales of Entergy-Koch, LP's trading and pipeline businesses, Entergy began treating earnings from Entergy-Koch as a special item, which revises the previously reported operational earnings for quarterly comparisons.

1st Quarter Earnings Contribution by Business

Utility, Parent & Other EPS
1Q04 vs. 1Q05


0.55
0.55
0.42
0.42
1Q04
1Q05

Performance Drivers

- Decreased revenues due to lower residential sales and industrial cogen loss
- Increased expenses due to increased benefits costs, planned fossil outages, and increased nuclear operating expense

Entergy Nuclear EPS
1Q04 vs. 1Q05


0.29
0.29
0.36
0.36
1Q04
1Q05

Performance Drivers

- Increased revenues due to higher contract pricing offset by impact of IP3 outage
- Increased other income due to reevaluation of decommissioning liability

Energy Commodity Services EPS
1Q04 vs. 1Q05


0.04
(0.03)*
0.01
0.01
1Q04
1Q05

Performance Drivers

- Operational improvements
- Sale of SO_2 allowances

As-Reported EPS | Operational EPS

* Excludes earnings from Entergy-Koch, LP of $0.07 per share as explained in the footnote to slide 2.

Share Repurchase Program

Shares Repurchased
04-05; Millions


16.6
@ average price of $61/share
5.6
@ average price of $68/share
FY04
1Q05

$1.5B Program

- Approved Aug 04
- ~$730M remaining

1Q05 Shares Outstanding; Millions	
Ending basic	213
Average basic	214
Average fully diluted	219

2005 Earnings Guidance

As-Reported & Operational EPS
Previous 05E Guidance vs. Current 05E Guidance



$4.60 - $4.85
$4.60 - $4.85
Increased $0.02
$1.30 - $1.39
$1.32 - $1.41
Nuclear
Utility, Parent & Other
Decreased $0.05
$3.35 - $3.50
$3.30 - $3.45
Non-Nuclear Wholesale Assets
Increased $0.03
($0.05) - ($0.04)
($0.02) - ($0.01)
Previous 05E
Current 05E

Key 05 Guidance Assumptions

Utility, Parent & Other

- Normal weather
- Increased revenue due to rate actions and sales growth
- Increased O&M expense from inflation, benefits, and supply plan
- Decreased interest expense
- Accretion from share repurchases

Nuclear

- Increased revenue from higher contract pricing and uprates
- Decreased O&M expense due to productivity improvements
- Increased depreciation expense
- Accretion from share repurchases

Non-Nuclear Wholesale Assets

- Reduced losses

2005 Earnings Guidance

As-Reported & Operational EPS

05E Guidance (Assumed to be in Lower End of Range)



Nuclear
Utility, Parent & Other
Non-Nuclear Wholesale Assets
0.81
(0.13)
0.07
0.04
0.79
2.99
0.46-0.52
0.05-0.06
0.11-0.12
0.02-0.05
0.21-0.31
(0.03)-0.01
4.60-4.85
1Q04
1Q05 Results
1Q05
2Q–4Q04
Util Sales/ Rate Actions
Nuclear Price
Nuclear Volume
O&M
Accretion
Other
05 Guidance
As-Reported
0.88
3.05

Financial Aspirations and Opportunities

Financial Aspirations

Aspirations	
EPS Growth	• Near-term: 8-10% • Long-term: 5-6%
Returns	• 9% ROIC
Credit Metrics	• < 50% net debt/net capital
Credit Rating	• Continuous improvement in ratings and business profile position
Dividends	• Targeting top - quartile dividend growth

Future Strategic Opportunities

Opportunities	
Utility	• Recover ongoing investments in rate base to improve reliability and service • Earn incentives under performance-based rates and/or incentive regulation • Acquire generating capacity through supply plan
Nuclear	• Execute new operating agreements in US and evaluate other markets • Acquire additional US plants • Increase capacity through uprates • Sell output under comprehensive hedging plan to achieve more favorable prices • Transform asset portfolio into a business (i.e., add other generation types or short position)
Other	• Harvest value of remaining non-nuclear wholesale assets • Achieve A&G and other productivity improvements • Evaluate M&A opportunities • Evaluate capital deployment opportunities (investments, repurchases, dividends)

Q&A Session

Entergy

Appendix: ELI Rate Case

Description	$M
ELI Rate Case Request	167
Perryville / 2 Supply Plan Contracts	(65)
ROE: 10.25% ± 80 bps vs. 11.4%	(24)
Waterford 3 Life Extension Accounting	(30)
Other	(30)
Proposed Settlement	18

Appendix: Reg G Reconciliation

EPS Contribution by Business
Reconciliation of GAAP to Non-GAAP Measures
First Quarter 2005 vs. 2004

(Per share in U.S. $)

	First Quarter	
	2005	**2004**
Utility, Parent & Other		
As-Reported	0.42	0.55
Less Special Items		
Total Special Items	-	-
Operational	0.42	0.55
Entergy Nuclear		
As-Reported	0.36	0.29
Less Special Items		
Total Special Items	-	-
Operational	0.36	0.29
Energy Commodity Services		
As-Reported	0.01	0.04
Less Special Items		
Entergy-Koch Trading	-	0.03
Gulf South Pipeline	-	0.04
Total Special Items	-	0.07
Operational	0.01	(0.03)

Appendix: Reg G Reconciliation

Consolidated EPS Reconciliation of GAAP to Non-GAAP Measures Second - Fourth Quarters 2004	
(Per share in U.S. $)	2Q - 4Q 2004
As-Reported	3.05
Less Special Items	
Utility, Parent & Other	
Tax benefits-Entergy-Koch investment	0.07
Energy Commodity Services	
Entergy-Koch Trading	(0.38)
Gulf South Pipeline	0.09
Tax benefits on restructuring	0.41
Asset impairment reserve	(0.15)
Reduction in asset sale reserves	0.02
Total Special Items	0.06
Operational	2.99